UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2022

ARGUS CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40827	86-3426828
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Columbus Circle, 24th Floor
New York, NY 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 812-7702

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one redeemable Warrant	ARGUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 par value	ARGU	The Nasdaq Stock Market LLC
Redeemable Warrants, each Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ARGUW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 is incorporated herein by reference to the extent required.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 is incorporated herein by reference to the extent required.

At the special meeting of stockholders of Argus Capital Corp. (the “Company”) held on December 20, 2022 (the “Special Meeting”), stockholders of the Company approved (i) an amendment to the Company’s amended and restated certificate of incorporation (the “Charter,” and such amendment, the “Charter Amendment”) to accelerate the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (a “Business Combination”) from March 24, 2023 to the later of (x) December 20, 2022, or (y) the date of effectiveness of the Charter Amendment (the “Amended Termination Date”), and (ii) an amendment to the Investment Management Trust Agreement, dated September 21, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Trust Agreement,” and such amendment, the “Trust Amendment”) to change the date on which the trustee must commence liquidation of the trust account established in connection with the Company’s initial public offering to the Amended Termination Date.

The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 20, 2022. The foregoing descriptions of the Charter Amendment and the Trust Amendment do not purport to be complete and are qualified in their entirety by reference to Exhibits 3.1 and 10.1, respectively, which are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 is incorporated by reference to the extent required.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Special Meeting, the following proposals (the “Proposals”) were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the Charter Amendment (the “Charter Amendment Proposal”), and (b) a proposal to approve the Trust Amendment (the “Trust Amendment Proposal”). The Proposals are described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on November 28, 2022 (the “Proxy Statement”). The number of votes cast for or against, as well as the number of abstentions as to each Proposal, are set forth below.

1. The Charter Amendment Proposal

For	Against	Abstain
29,435,184	291	0

Accordingly, the Charter Amendment Proposal was approved.

2. The Trust Amendment Proposal

For	Against	Abstain
29,435,184	291	0

Accordingly, the Trust Amendment Proposal was approved.

As there were sufficient votes to approve the Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Item 8.01	Other Events

Since the Proposals were approved, and because the Company did not complete an initial Business Combination by the Amended Termination Date, the Company will redeem all of its shares of Class A common stock, par value $0.0001 per share (the “Public Shares”) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Mandatory Redemption”) and the Company’s warrants will expire worthless. The Company expects to complete the Mandatory Redemption on or around December 23, 2022 at a per-share redemption price of approximately $10.28.

The Company expects that the last day of trading of its securities on Nasdaq will be December 20, 2022, following which the Company expects that Nasdaq will file a Form 25 with the SEC to delist its securities on or about December 20, 2022. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed early unwind, de-listing of the Company’s securities, redemption and redemption amount. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including the Proxy Statement and its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this communication.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation

10.1	Amendment to the Trust Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGUS CAPITAL CORP.

By:	/s/ Joseph R. Ianniello
Name:	Joseph R. Ianniello
Title:	Chief Executive Officer and Chairman

Dated: December 20, 2022

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